Quest Solution, Inc.

Redemption Agreement

THIS REDEMPTION AGREEMENT (this “Agreement”) is entered into as of the ___ day of November, 2016 (the “Signing Date”), by and between Quest Solution, Inc., a company organized and existing under the laws of the state of Delaware (“QSI”), and Mr. Danis Kurdi and 3587967 Canada, Inc. (collectively, “Seller”).

WHEREAS, in connection with the transactions evidenced by this Agreement, QSI is concurrently redeeming (or causing to be redeemed) all of the issued and outstanding capital stock of QSI and its subsidiaries that is currently held by Viascan Group, Inc. (“VGI”) (the “Carve-Out Transaction”); and

WHEREAS, Seller is the owner of 789,780 shares of Series C preferred stock of QSI, including all related/accrued dividend rights (the “Equity Interest”); and

WHEREAS, QSI desires to redeem the Equity Interest from Seller, and Seller is also desirous of having its Equity Interest redeemed under the terms set forth herein; and

WHEREAS, Seller is also a shareholder of VGI and, as such, will benefit from the Carve-Out Transaction; and

WHEREAS, Seller’s entry into and performance of this Agreement forms a material portion of the consideration to be received by QSI in connection with the Carve-Out Transaction, and QSI would not enter into the Carve-Out Transaction but for the existence (and Seller’s performance) of this Agreement.

NOW, THEREFORE, for $1.00 and other good and valuable consideration (including the agreements and covenants set forth herein), the receipt and legal sufficiency of which are hereby acknowledged, QSI and Seller hereby agree as follows:

1.       Incorporation of Recitals. The agreement recitals above are hereby incorporated by reference into the Agreement.

2.       Redemption of Equity Interest. At and as of the Closing (as defined below), Seller agrees to assign and transfer to QSI all of its right, title and interest in and to the Equity Interest, and QSI agrees redeem the Equity Interest from Seller.

3.       Representations, Warranties, Releases, and Covenants of Seller. Seller represents, warrants and covenants to QSI as follows:

(a)       Seller has good and marketable title to the Equity Interest, free and clear of any liens, claims, encumbrances or rights of set off, with full legal right and power to transfer and convey absolute ownership of the Equity Interest to QSI, and that at Closing QSI will obtain good and marketable title to the Equity Interest free and clear of all liens, claims, encumbrances and rights of set off whatsoever. The Equity Interest (together with any QSI capital stock to be transferred as part of the Carve-Out Transaction) constitutes all of the capital stock ownership interest in QSI legally or beneficially owned or held by Seller, and Seller has no equity interest in QSI other than the Equity Interest and has no rights by contract, option or otherwise to acquire any equity or economic interest or to exercise any governance rights with respect to QSI.

(b)       This Agreement constitutes the valid and binding agreement of Seller enforceable against Seller in accordance with its terms, and no consent of any federal, state, local or other authority is required to be obtained by Seller in connection with the consummation of the transactions contemplated by this Agreement.

(c)       The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not and will not with the passage of time or giving of notice (i) violate any provision of any organizational document, judicial or administrative order, award, judgment or decree applicable to Seller or the Equity Interest, or (ii) conflict with, result in a breach of or right to cancel or constitute a default under any agreement or instrument to which Seller is a party or by which Seller is bound or to which the Equity Interest is subject.

(d)       Seller, for itself and its successors, assigns, attorneys, insurers, affiliates, and heirs, hereby (i) irrevocably, completely, unconditionally, and forever releases, acquits, and discharges QSI and its successors, affiliates, assigns, officers, directors, shareholders, employees, agents, attorneys, insurers, and heirs of any of them (collectively, the “QSI Affiliates”) from any and all claims, demands, actions, causes of action, damages, obligations, liabilities, suits, losses and expenses of whatsoever kind or nature, whether or not now known, unknown or suspected or claimed, whether absolute or contingent, liquidated or unliquidated, whether liability be direct or indirect, foreseen or unforeseen, whether or not heretofore asserted, in law, arbitration, equity or otherwise (collectively, “Claims”), which Seller ever had, now has, or hereinafter can, shall, or may have, arising, directly or indirectly, from any matter, action or omission by the QSI Affiliates of any nature whatsoever occurring in whole or in part up through the date this Agreement is delivered to QSI, including any Claims relating to the value of the Equity Interest, adequacy of the Redemption consideration, and/or any dividends or other sums due or payable arising out of the ownership of the Equity Interest; and (ii) agrees and covenants that neither Seller, nor will any person, organization, or other entity on Seller’s behalf, will file, charge, claim, sue, or cause or permit to be filed, charged, or claimed, any civil action, suit, or legal proceeding seeking any type of personal relief, or share in any remedy against QSI and/or the QSI Affiliates involving any matter covered by this release.

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(e)       To the best knowledge of Seller, no representation or warranty made by Seller in this Agreement or pursuant hereto contains any untrue statement of any material fact or omits to state any material fact that is necessary to make the statements made, in the context in which made, not false or misleading in any respect. There is no fact that has not been disclosed to QSI in this Agreement or otherwise in writing, that, so far as the Seller can reasonably foresee, will have a material adverse effect on QSI.

4.       Representations and Warranties of QSI. QSI represents, warrants, and covenants to Seller as follows:

(a)       QSI is a Corporation duly organized and validly existing under the laws of the state of Delaware and has the power and authority necessary to consummate the transactions contemplated by this Agreement.

(b)       This Agreement constitutes the valid and binding agreement of QSI enforceable against QSI in accordance with its terms, and no consent of any federal, state, local or other authority is required to be obtained by QSI in connection with the consummation of the transactions contemplated by this Agreement.

(c)       The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not and will not with the passage of time or giving of notice (i) violate any provision of any judicial or administrative order, award, judgment or decree applicable to QSI, or (ii) conflict with, result in a breach of or right to cancel or constitute a default under any agreement or instrument to which QSI is a party or by which it is bound.

(d)       QSI, for itself and on behalf of the QSI Affiliates, hereby (i) irrevocably, completely, unconditionally, and forever releases, acquits, and discharges each Seller and its successors, affiliates, assigns, officers, directors, shareholders, employees, agents, attorneys, insurers, and heirs of any of them, as applicable (the “Seller Parties”), from any and all Claims which QSI ever had, now has, or hereinafter can, shall, or may have, arising, directly or indirectly, from any matter, action or omission by the Seller Parties of any nature whatsoever occurring in whole or in part up through the date this Agreement is delivered to Seller; and (ii) agrees and covenants that neither QSI nor any QSI Affiliate, nor will any person, organization, or other entity on any such party’s behalf, will file, charge, claim, sue, or cause or permit to be filed, charged, or claimed, any civil action, suit, or legal proceeding seeking any type of personal relief, or share in any remedy against Seller or the Seller Parties involving any matter covered by this release.

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5.       Closing.

(a)       Time, Date and Place of Closings. The deliveries contemplated by this Agreement are to be made upon the parties’ execution and delivery of this Agreement on the Signing Date, but, for all purposes, shall be effective as of the closing of the Carve-Out Transaction as of 11:59 PM on September 30, 2016 (the “Closing”).

(b)       Events Comprising the Closing. The Closing shall not be deemed to have occurred unless and until all documents referenced herein shall have been delivered, and none of these items shall have been delivered unless and until all of them have been delivered.

(c)       Deliveries by Seller at the Closing. Delivery by Seller of a certificate representing the Equity Interests, duly endorsed in blank for transfer or accompanied by a duly executed stock power in the form of stock power attached hereto as Exhibit A.

6.       Severability. If any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

7.       Miscellaneous. The covenants, representations and warranties contained in this Agreement shall survive the Closing. The parties hereto shall execute and deliver such other documents and take such other action as may be reasonably requested by a party to carry out the provisions and purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and/or written agreements and understandings between the parties hereto with respect to such subject matter.

8.       Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware (excluding any conflict of laws, rule or principle which might refer such construction to the laws of another jurisdiction) and shall be treated in all respects as a Delaware contract. The parties hereto irrevocably attorn to the non-exclusive jurisdiction of the state and federal courts of Delaware with respect to any matter arising hereunder or related thereto.

9.       Electronic Signatures; Counterparts. This Agreement may be executed electronically, and in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same agreement.

10.       Entire Agreement. Each party acknowledges that it has read this Agreement and had the opportunity to discuss it with legal and tax advisors, and that each party shall be bound, with respect to the matters contained herein, only by its terms. The parties further agree that this Agreement contains the entire understanding and agreement of the parties with respect to the matters contained herein, and supersedes all prior proposals, understandings and agreements between the parties relating to the subject matter of this Agreement.

[Signatures on Following Page.]

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[QSI Series C Redemption Agreement Signature Page]

IN WITNESS WHEREOF, this Agreement has been duly executed by QSI and Seller as of the date first above written.

QUEST SOLUTION, INC.

By:	/s/ Tom Miller
Tom Miller, CEO

Seller:

Danis Kurdi

/s/ Danis Kurdi

Address:	**********
**********

3587967 Canada, Inc.

By:	/s/ Danis Kurdi

Title (if any):	President

Address:	**********
**********

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Exhibit A

Quest Solution, Inc.

Stock Power

FOR VALUE RECEIVED, the undersigned does hereby irrevocably assign and transfer unto Quest Solution, Inc., a Delaware corporation (the “Company”), the shares of Series C Preferred Stock of the Company issued in the name of the undersigned on the books of the Company (the “Shares”), and does hereby irrevocably constitute and appoint ___________________, as attorney-in-fact for the undersigned to transfer said stock on the books of the Company with full power of substitution in the premises.

The undersigned hereby waives any and all rights of the undersigned pursuant to Section 4 of the Certificate of Designation of Series C Preferred Stock of the Company, including any rights to receive a redemption price of $1.00 per share for the Shares transferred herewith.

Dated this 30th day of September, 2016.

Seller:

Danis Kurdi

/s/ Danis Kurdi

Address:	**********
**********

3587967 Canada, Inc.

By:	/s/ Danis Kurdi

Title (if any):	President

Address:	**********
**********

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